UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

         The unaudited pro forma combined financial statements are based on the historical consolidated financial statements of InaCom Corp. ("InaCom") and Vanstar Corporation ("Vanstar") and give effect to the merger as a pooling of interests. The unaudited pro forma combined statements of operations for the first nine months of fiscal years 1998 and 1997 and for fiscal years ended December 1997, 1996 and 1995 assume that the merger had been consummated as of the beginning of the earliest period presented. The unaudited pro forma combined balance sheet data assume that the merger, whereby Vanstar became a wholly-owned subsidiary of InaCom, had been consummated on September 26, 1998, with respect to InaCom and October 31, 1998 with respect to Vanstar. InaCom's fiscal years ended on December 27, 1997, December 28, 1996 and December 30, 1995; Vanstar's fiscal years ended on April 30, 1998, 1997 and 1996. InaCom's financial reporting period will be adopted by the combined entity. For purposes of the Unaudited Pro Forma Combined Statements of Operations, Vanstar's fiscal year end has been adjusted to conform with Regulation S-X of the Securities and Exchange Commission. For purposes of presenting unaudited pro forma combined financial statements, Vanstar's fiscal year end has been adjusted to January 31 by including the reported financial statements for the quarter ended January 31 and the three previous quarters ended October 31, July 31 and April 30 . Vanstar's nine month financial statements have been adjusted to include reported financial data for quarters ended October 31, July 31 and April 30. The unaudited pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that the managements of InaCom and Vanstar believe are reasonable.

         As a result of the merger, all amounts outstanding under InaCom's and Vanstar's credit facilities and trade receivables financing facilities become immediately due and payable. Prior to the consummation of the merger, Vanstar or InaCom received written waivers from the parties to those agreements. Also as a result of the merger, InaCom will be required to give a notice to the holders of $141.5 million of convertible subordinated debentures that a holder can require InaCom to repurchase such holder's debentures at 100% of the principal amount plus accrued and unpaid interest. The holders may only exercise such repurchase option during the 30-day period following the date of the notice.

         The unaudited pro forma financial statements are not necessarily indicative of actual or future financial position or results of operations that would have or will occur upon consummation of the merger, and should be read in conjunction with the audited and unaudited historical consolidated financial statements, including the notes thereto, of InaCom and Vanstar.

                                  INACOM CORP.
                              VANSTAR CORPORATION
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   INACOM             VANSTAR                PRO FORMA
                                             NINE MONTHS ENDED   NINE MONTHS ENDED   -------------------------
                                             SEPTEMBER 26, 1998   OCTOBER 31, 1998   ADJUSTMENTS    COMBINED
                                             ------------------  ------------------  -----------  ------------
Revenues:
  Computer products........................     $  2,850,513        $  1,604,557      $  --       $  4,455,070
  Computer services........................          254,840             367,055         --            621,895
  Communications products and services.....           96,057             --              --             96,057
                                             ------------------  ------------------  -----------  ------------
                                                   3,201,410           1,971,612         --          5,173,022
                                             ------------------  ------------------  -----------  ------------
Direct costs:
  Computer products........................        2,698,304           1,459,699         --          4,158,003
  Computer services........................          151,985             221,218         --            373,203
  Communications products and services.....           78,291             --              --             78,291
                                             ------------------  ------------------  -----------  ------------
                                                   2,928,580           1,680,917         --          4,609,497
                                             ------------------  ------------------  -----------  ------------
Gross margin...............................          272,830             290,695         --            563,525
Selling, general and administrative
  expenses.................................          192,911             287,367         --            480,278
Restructuring charges......................          --                   12,009         --             12,009
                                             ------------------  ------------------  -----------  ------------
Operating income (loss)....................           79,919              (8,681)        --             71,238
Financing expense, net.....................           25,685              25,685         --             51,370
                                             ------------------  ------------------  -----------  ------------
Earnings (loss) before income taxes........           54,234             (34,366)        --             19,868
Income tax expense (benefit)...............           22,308              (2,370)        --             19,938
                                             ------------------  ------------------  -----------  ------------
Income (loss) before distributions on
  preferred securities of Trust............           31,926             (31,996)        --                (70)
Distributions on convertible preferred
  securities...............................          --                    6,686         --              6,686
                                             ------------------  ------------------  -----------  ------------
Net earnings (loss)........................     $     31,926        $    (38,682)     $  --       $     (6,756)
                                             ------------------  ------------------  -----------  ------------
                                             ------------------  ------------------  -----------  ------------
Earnings (loss) per share:
  Basic....................................     $       2.02        $      (0.89)     $  --       $      (0.15)
  Diluted..................................     $       1.71        $      (0.89)     $  --       $      (0.15)
                                             ------------------  ------------------  -----------  ------------
                                             ------------------  ------------------  -----------  ------------
Common shares and equivalents outstanding:
  Basic....................................           15,800              43,519        (15,619)(6)       43,700
  Diluted..................................           20,500              43,519        (20,319)(6)       43,700
                                             ------------------  ------------------  -----------  ------------
                                             ------------------  ------------------  -----------  ------------

   See notes to unaudited pro forma combined financial statements on page 8.

                                  INACOM CORP.
                              VANSTAR CORPORATION
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   INACOM             VANSTAR                PRO FORMA
                                             NINE MONTHS ENDED   NINE MONTHS ENDED   -------------------------
                                             SEPTEMBER 27, 1997   OCTOBER 31, 1997   ADJUSTMENTS    COMBINED
                                             ------------------  ------------------  -----------  ------------
Revenues:
  Computer products........................     $  2,579,066        $  1,663,804      $  --       $  4,242,870
  Computer services........................          173,872             306,780         --            480,652
  Communications products and services.....           74,300             --              --             74,300
                                             ------------------  ------------------  -----------  ------------
                                                   2,827,238           1,970,584         --          4,797,822
                                             ------------------  ------------------  -----------  ------------
Direct costs:
  Computer products........................        2,436,639           1,502,623         --          3,939,262
  Computer services........................           96,783             191,836         --            288,619
  Communications products and services.....           57,819             --              --             57,819
                                             ------------------  ------------------  -----------  ------------
                                                   2,591,241           1,694,459         --          4,285,700
                                             ------------------  ------------------  -----------  ------------
Gross margin...............................          235,997             276,125         --            512,122
Selling, general and administrative
  expenses.................................          181,822             222,119         --            403,941
                                             ------------------  ------------------  -----------  ------------
Operating income...........................           54,175              54,006         --            108,181
Financing expense, net.....................           21,673              16,230         --             37,903
                                             ------------------  ------------------  -----------  ------------
Earnings before income taxes...............           32,502              37,776         --             70,278
Income tax expense.........................           13,319              13,600         --             26,919
                                             ------------------  ------------------  -----------  ------------
Income before distributions on preferred
  securities of Trust......................           19,183              24,176         --             43,359
Distribution on convertible preferred
  securities...............................          --                    6,684         --              6,684
                                             ------------------  ------------------  -----------  ------------
Net earnings...............................     $     19,183        $     17,492      $  --       $     36,675
                                             ------------------  ------------------  -----------  ------------
                                             ------------------  ------------------  -----------  ------------
Earnings per share:
  Basic....................................     $       1.68        $       0.41      $  --       $       0.94
  Diluted..................................     $       1.49        $       0.40      $  --       $       0.90
                                             ------------------  ------------------  -----------  ------------
                                             ------------------  ------------------  -----------  ------------
Common shares and equivalents outstanding:
  Basic....................................           11,400              42,949        (15,449)(6)       38,900
  Diluted..................................           13,900              44,147        (15,847)(6)       42,200
                                             ------------------  ------------------  -----------  ------------
                                             ------------------  ------------------  -----------  ------------

   See notes to unaudited pro forma combined financial statements on page 8.

                                  INACOM CORP.
                              VANSTAR CORPORATION
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            INACOM       VANSTAR
                                                          YEAR ENDED    YEAR ENDED           PRO FORMA
                                                           DEC. 27,      JAN. 31,    -------------------------
                                                             1997          1998      ADJUSTMENTS    COMBINED
                                                         ------------  ------------  -----------  ------------
Revenues:
  Computer products....................................   $3,547,732    $2,239,410    $  --       $  5,787,142
  Computer services....................................      247,243       434,538       --            681,781
  Communications products and services.................      101,327        --           --            101,327
                                                         ------------  ------------  -----------  ------------
                                                           3,896,302     2,673,948       --          6,570,250
                                                         ------------  ------------  -----------  ------------
Direct costs:
  Computer products....................................    3,354,786     2,022,068       --          5,376,854
  Computer services....................................      133,432       269,249       --            402,681
  Communications products and services.................       79,092        --           --             79,092
                                                         ------------  ------------  -----------  ------------
                                                           3,567,310     2,291,317       --          5,858,627
                                                         ------------  ------------  -----------  ------------
Gross margin...........................................      328,992       382,631       --            711,623
Selling, general and administrative expenses...........      250,097       299,981       --            550,078
                                                         ------------  ------------  -----------  ------------
Operating income.......................................       78,895        82,650       --            161,545
Financing expense, net.................................       29,024        25,053       --             54,077
                                                         ------------  ------------  -----------  ------------
Earnings before income taxes...........................       49,871        57,597       --            107,468
Income tax expense.....................................       20,415        20,736       --             41,151
                                                         ------------  ------------  -----------  ------------
Income before distributions on preferred securities of
  Trust................................................       29,456        36,861       --             66,317
Distributions on convertible preferred securities......       --             8,912       --              8,912
                                                         ------------  ------------  -----------  ------------
Net earnings...........................................   $   29,456    $   27,949    $  --       $     57,405
                                                         ------------  ------------  -----------  ------------
                                                         ------------  ------------  -----------  ------------
Earnings per share:
  Basic................................................   $     2.48    $     0.65    $  --       $       1.46
  Diluted..............................................   $     2.17    $     0.63    $  --       $       1.39
                                                         ------------  ------------  -----------  ------------
                                                         ------------  ------------  -----------  ------------
Common shares and equivalents outstanding:
  Basic................................................       11,900        43,027      (15,527)(6)       39,400
  Diluted..............................................       14,600        44,240      (15,940)(6)       42,900
                                                         ------------  ------------  -----------  ------------
                                                         ------------  ------------  -----------  ------------

   See notes to unaudited pro forma combined financial statements on page 8.

                                  INACOM CORP.
                              VANSTAR CORPORATION
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           INACOM       VANSTAR
                                                         YEAR ENDED    YEAR ENDED           PRO FORMA
                                                          DEC. 28,      JAN. 31,    -------------------------
                                                            1996          1997      ADJUSTMENTS    COMBINED
                                                        ------------  ------------  -----------  ------------
Revenues:
  Computer products...................................   $2,885,019   $  1,849,151   $  --       $  4,734,170
  Computer services...................................      136,888        329,426      --            466,314
  Communications products and services................       80,148        --           --             80,148
                                                        ------------  ------------  -----------  ------------
                                                          3,102,055      2,178,577      --          5,280,632
                                                        ------------  ------------  -----------  ------------

Direct costs:
  Computer products...................................    2,722,368      1,666,565      --          4,388,933
  Computer services...................................       76,243        196,606      --            272,849
  Communications products and services................       62,668        --           --             62,668
                                                        ------------  ------------  -----------  ------------
                                                          2,861,279      1,863,171      --          4,724,450
                                                        ------------  ------------  -----------  ------------

Gross margin..........................................      240,776        315,406      --            556,182
Selling, general and administrative expenses..........      188,652        223,807      --            412,459
                                                        ------------  ------------  -----------  ------------

Operating income......................................       52,124         91,599      --            143,723
Financing expense, net................................       20,405         18,597      --             39,002
                                                        ------------  ------------  -----------  ------------

Earnings before income taxes..........................       31,719         73,002      --            104,721
Income tax expense....................................       12,986         26,493      --             39,479
                                                        ------------  ------------  -----------  ------------

Income before distributions on preferred securities of
  Trust...............................................       18,733         46,509      --             65,242
Distributions on convertible preferred securities.....       --              2,916      --              2,916
                                                        ------------  ------------  -----------  ------------

Net earnings..........................................   $   18,733   $     43,593   $  --       $     62,326
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------

Earnings per share:
  Basic...............................................   $     1.80   $       1.06   $  --       $       1.70
  Diluted.............................................   $     1.66   $       1.02   $  --       $       1.62
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------

Common shares and equivalents outstanding:
  Basic...............................................       10,400         40,970     (14,770)(6)       36,600

  Diluted.............................................       11,900         42,573     (15,373)(6)       39,100
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------

   See notes to unaudited pro forma combined financial statements on page 8.

                                  INACOM CORP.
                              VANSTAR CORPORATION
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           INACOM       VANSTAR
                                                         YEAR ENDED    YEAR ENDED           PRO FORMA
                                                          DEC. 30,      JAN. 31,    -------------------------
                                                            1995          1996      ADJUSTMENTS    COMBINED
                                                        ------------  ------------  -----------  ------------
Revenues:
  Computer products...................................   $2,047,215   $  1,541,241   $  --       $  3,588,456
  Computer services...................................       95,476        237,371      --            332,847
  Communications products and services................       57,653        --           --             57,653
                                                        ------------  ------------  -----------  ------------
                                                          2,200,344      1,778,612      --          3,978,956
                                                        ------------  ------------  -----------  ------------
Direct costs:
  Computer products...................................    1,924,829      1,397,095      --          3,321,924
  Computer services...................................       27,877        131,830      --            159,707
  Communications products and services................       43,832        --           --             43,832
                                                        ------------  ------------  -----------  ------------
                                                          1,996,538      1,528,925      --          3,525,463
                                                        ------------  ------------  -----------  ------------
Gross margin..........................................      203,806        249,687      --            453,493
Selling, general and administrative expenses..........      169,338        230,105      --            399,443
                                                        ------------  ------------  -----------  ------------
Operating income......................................       34,468         19,582      --             54,050
Financing expense, net................................       14,635         32,592      --             47,227
                                                        ------------  ------------  -----------  ------------
Earnings (loss) before income taxes...................       19,833        (13,010)     --              6,823
Income tax expense (benefit)..........................        8,126         (4,872)     --              3,254
                                                        ------------  ------------  -----------  ------------
Income (loss) from continuing operations..............       11,707         (8,138)     --              3,569
Gain on disposal of discontinued businesses...........       --              9,194      --              9,194
                                                        ------------  ------------  -----------  ------------
Net earnings..........................................   $   11,707   $      1,056   $  --       $     12,763
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------
Earnings (loss) per share:
  Basic
    Continuing Operations.............................   $     1.17   $      (0.25)  $  --       $       0.12
    Discontinued Operations...........................       --               0.28      --               0.30
                                                        ------------  ------------  -----------  ------------
      Total...........................................   $     1.17   $       0.03   $  --       $       0.41
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------
  Diluted
    Continuing Operations.............................   $     1.16   $      (0.25)  $  --       $       0.11
    Discontinued Operations...........................       --               0.28      --               0.30
                                                        ------------  ------------  -----------  ------------
      Total...........................................   $     1.16   $       0.03   $  --       $       0.41
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------
Common shares and equivalents outstanding:
  Basic...............................................       10,000         32,503     (11,703)(6)       30,800
  Diluted.............................................       10,100         32,828     (11,828)(6)       31,100
                                                        ------------  ------------  -----------  ------------
                                                        ------------  ------------  -----------  ------------

   See notes to unaudited pro forma combined financial statements on page 8.

                                  INACOM CORP.
                              VANSTAR CORPORATION
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  (UNAUDITED)
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                          INACOM        VANSTAR             PRO FORMA
                                                         SEPT. 26,      OCT. 31,    -------------------------
                                                           1998           1998      ADJUSTMENTS    COMBINED
                                                       -------------  ------------  -----------  ------------
Current assets:
  Cash and cash equivalents..........................   $    30,271    $   11,112    $  --       $     41,383
  Accounts receivable, net...........................       424,429       289,174       --            713,603
  Inventories........................................       336,205       231,726       --            567,931
  Other current assets...............................        22,408        31,101       34,580(2)      88,089
                                                       -------------  ------------  -----------  ------------
    Total current assets.............................       813,313       563,113       34,580      1,411,006
                                                       -------------  ------------  -----------  ------------
Other assets, net....................................        36,492        63,010       (4,400)(2)     95,102
Cost in excess of net assets of businesses acquired,
  net of accumulated amortization....................       214,258       103,987       --            318,245
Property and equipment, net..........................        94,583        51,572       (8,000)(2)    138,155
                                                       -------------  ------------  -----------  ------------
                                                        $ 1,158,646    $  781,682    $  22,180   $  1,962,508
                                                       -------------  ------------  -----------  ------------
                                                       -------------  ------------  -----------  ------------
                   LIABILITIES AND
                STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...................................   $   399,809    $  165,476    $  --       $    565,285
  Short-term borrowings and current maturities of
    long-term debt...................................       105,000       168,701      141,500(4)     415,201
  Deferred revenue...................................       --             41,032       --             41,032
  Other current liabilities..........................        94,150        50,399      117,000(2)     261,549
                                                       -------------  ------------  -----------  ------------
    Total current liabilities........................       598,959       425,608      258,500      1,283,067
                                                       -------------  ------------  -----------  ------------
Convertible subordinated debentures and
  long-term debt, less current maturities............       141,500           581     (141,500)(4)        581
Other long-term liabilities..........................         3,986         1,230       --              5,216
Vanstar-obligated mandatorily redeemable convertible
  preferred securities of subsidiary Trust holding
  solely convertible subordinated debt securities of
  Vanstar............................................       --            194,915       --            194,915
Stockholders' equity:
  Capital stock:
  Class A preferred stock of $1 par value, Authorized
    1,000,000 shares; none issued....................       --             --           --            --
Common Stock.........................................         1,677            44       --              1,721
Additional paid-in capital...........................       274,866       134,939       --            409,805
Retained earnings....................................       138,989        27,027      (94,820)(2)     71,196
Accumulated other comprehensive loss.................       --             (2,662)      --             (2,662)
                                                       -------------  ------------  -----------  ------------
                                                            415,532       159,348      (94,820)       480,060
Less unearned restricted stock.......................        (1,331)       --           --             (1,331)
                                                       -------------  ------------  -----------  ------------
    Total stockholders' equity.......................       414,201       159,348      (94,820)       478,729
                                                       -------------  ------------  -----------  ------------
                                                        $ 1,158,646    $  781,682    $  22,180   $  1,962,508
                                                       -------------  ------------  -----------  ------------
                                                       -------------  ------------  -----------  ------------

   See notes to unaudited pro forma combined financial statements on page 8.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

         On October 8, 1998, InaCom, Vanstar and a wholly owned subsidiary of InaCom entered into the agreement providing for the merger which was consummated on February 17, 1999 with the result that Vanstar became a wholly-owned subsidiary of InaCom. As a result of the merger, each of the then outstanding shares of Vanstar common stock was converted into the right to receive .64 shares of InaCom common stock.

         The unaudited pro forma combined financial statements have been prepared assuming that the merger will be accounted for under the "pooling of interests" method of accounting. Under this method of accounting, the assets and liabilities of InaCom and Vanstar will be combined based on the respective carrying values of the accounts in the historical financial statements of each entity. Results of operations of the combined company will include income of InaCom and Vanstar for the entire fiscal period in which the combination occurs and the historical results of operations of the separate companies for fiscal years prior to the merger will be combined and reported as the results of operations of the combined company.

         InaCom's fiscal years ended on December 27, 1997, December 28, 1996 and December 30, 1995; Vanstar's fiscal year ended on April 30, 1998, 1997 and 1996. InaCom's financial reporting period will be adopted by the combined entity. For purposes of the Unaudited Pro Forma Combined Condensed Statements of Operations, Vanstar's fiscal year end has been adjusted to conform with Regulation S-X. For purposes of presenting unaudited pro forma combined financial data, Vanstar's fiscal year end has been adjusted to January 31 by including the reported financial data for the quarter ending January 31 and the three previous quarters ending October 31, July 31 and April 30. Vanstar's nine month financial data has been adjusted to include reported financial data for quarters ending October 31, July 31 and April 30. The Unaudited Pro Forma Combined Condensed Balance Sheet assumes that the merger had been consummated as of September 26, 1998 with respect to InaCom and October 31, 1998 with respect to Vanstar.

NOTE 2 - ADJUSTMENTS TO RECORD MERGER-RELATED CHARGES

         InaCom  expects  to  record  a  material   pre-tax   charge   following
consummation of the merger to cover (1) the direct costs of the merger (including the fees of financial advisors, legal counsel, and independent auditors), (2) the cost of integrating certain aspects of the businesses of InaCom and Vanstar, (3) the cost of canceling certain purchase commitments, (4) the costs of employee terminations and facility expenses to eliminate duplicative functions and locations, and (5) other merger related items. This pre-tax charge is estimated to be in the range of $120 to $155 million. The after-tax impact of this charge is estimated to be in the range of $83 to $107 million, and the midpoint of this range has been charged to Retained Earnings in the foregoing Unaudited Pro Forma Combined Condensed Balance Sheet. The estimated charges and nature of the costs included therein as well as the periods in which these costs are recorded are subject to change as InaCom's integration plan is more fully developed and more accurate estimates become available.

NOTE 3 - COMBINED COMPANY ALIGNMENT AND RESTRUCTURING CHARGES

         In connection with the implementation of the merger, InaCom expects to continue an assessment and study of assets and resources required to carry out business objectives and plans. In addition to the merger-related charges described in Note 2, following the closing InaCom expects to incur costs to align the combined company operations to meet the changing conditions of the industry, principally the evolution of a "build-to-order" model. These actions could lead to additional costs from the combined company's efforts to reduce inventory levels due to changes in vendor and customer programs. The additional costs related to the integration and alignment of the combined company are preliminarily estimated to be from $40 to $80 million, on a pre-tax basis. These amounts and the nature of the costs included therein as well as the period in which these costs are recorded cannot be determined until InaCom's integration plans are more fully developed and implemented and more accurate estimates become available. These additional pre-tax charges are not reflected in the unaudited pro forma financial statements included herein.

         Not included in the merger-related charges described in Note 2 and the preliminary estimate of costs related to the integration and alignment of the combined company stated above, are the restructuring and unusual pre-tax charges of $45.3 million that Vanstar included in its second quarter ended October 31, 1998. These additional pre-tax charges are included in the unaudited pro forma financial statements included herein.

NOTE 4 - CHANGE IN CONTROL

         Upon the consummation of the merger, InaCom underwent a change in control, the impact of which is reflected in the foregoing Unaudited Pro Forma Combined Condensed Balance Sheet. The item impacted by this change in control is the convertible subordinated debentures.

         InaCom has outstanding $55,250,000 in aggregate principal amount of its 6% convertible subordinated debentures due June 15, 2006 and $86,250,000 in aggregate principal amount of its 4.5% convertible subordinated debentures due November 1, 2004. Upon consummation of the merger, each holder of these debentures can require InaCom to repurchase such holder's debentures at 100% of the principal amount thereof, plus accrued and unpaid interest. Moreover, with respect to the 4.5% debentures, unless InaCom has repaid all senior indebtedness on or before the repurchase date, InaCom must pay the repurchase price in InaCom common stock valued at 95% of the average of the closing prices of InaCom common stock for the five consecutive trading days ending on the third trading day preceding the repurchase date.

NOTE 5 - INCOME TAXES

         Estimated provision for income taxes related to pro forma adjustments are based on an assumed combined federal and state income tax rate of approximately 38%, adjusted for certain nondeductible items.

NOTE 6 - EARNINGS (LOSS) PER COMMON SHARE

         The pro forma combined per common share data has been computed based on the combined historical income from operations and on the combined historical weighted average common shares and equivalents outstanding. For purposes of this calculation, Vanstar's weighted average common shares and common equivalents outstanding were multiplied by .64, the exchange ratio.